FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of September 24, 2007, by and between COMERICA BANK (“Bank”) and CCS CONSOLIDATED, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 9, 2002, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of October 28, 2003, that certain Assignment, Assumption and Amendment Agreement dated as of November 17, 2004, that certain Third Amendment to Loan and Security Agreement dated as of January 12, 2006 and that certain Fourth Amendment to Loan and Security Agreement dated as of November 10, 2006 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.         The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

“Borrowing Base” means an amount equal to (x) sixty percent (60%) of Eligible Accounts, from the Fifth Amendment Date through the date immediately prior to the WellCare Clean-Up Date, and seventy-five percent (75%) of Eligible Accounts thereafter; in each case, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

“CCS Texas” means Coordinated Care Solutions of Texas, Inc., a Texas corporation and wholly-owned Subsidiary of Borrower.

“EBITDA” means net income (loss) plus restructuring costs (not to exceed Two Million Dollars ($2,000,000) in the aggregate, as approved by Bank), depreciation and amortization, interest expense, unrealized trading portfolio loss/(gain) that is subject to a direct offsetting liability, and income tax expense, all determined in accordance with GAAP.

“Eligible Accounts” means those Accounts that arise in the ordinary course of Borrower’s business that comply with all of Borrower’s representations and warranties to Bank set forth in Section 5.3; provided, that Bank may change the standards of eligibility, based upon the results of Collateral audits (and/or Events of Default), by giving Borrower thirty (30) days prior written notice (except in the event of an Event of Default). Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

(a)        Accounts that the account debtor has failed to pay in full within ninety (90) days of invoice date;

(b)	Credit balances over ninety (90) days from invoice date;

(c)        Accounts with respect to an account debtor, twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

(d)        Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage; except with respect to Blue Cross Blue Shield of Michigan, to the extent such Accounts exceed thirty percent (30%); or as otherwise approved in writing by Bank;

(e)        Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

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(f)        Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States, except for Accounts of the United States if the payee has assigned its payment rights to Bank and the assignment has been acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727);

(g)        Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

(h)        Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, demo or promotional, or other terms by reason of which the payment by the account debtor may be conditional;

(i)        Accounts with respect to which the account debtor is an officer, employee, agent or Affiliate of Borrower;

(j)        Accounts that have not yet been billed to the account debtor or that relate to deposits (such as good faith deposits) or other property of the account debtor held by Borrower for the performance of services or delivery of goods which Borrower has not yet performed or delivered;

(k)        Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

(l)        Accounts the collection of which Bank reasonably determines after inquiry and consultation with Borrower to be doubtful; and

(m)	Retentions and hold-backs.

“Eligible Foreign Accounts” means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are (i) supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, (ii) insured by the Export Import Bank of the United States, (iii) generated by an account debtor with its principal place of business in Canada, provided that the Bank has perfected its security interest in the appropriate Canadian province, or (iv) approved by Bank on a case-by-case basis. All Eligible Foreign Accounts must be calculated in U.S. Dollars.

“Fifth Amendment Date” means September 24, 2007.

“Revolving Line B” means a credit extension of up to One Million Dollars ($1,000,000).

“Revolving Line B Maturity Date” means 364 days from the Fifth Amendment Date.

“Revolving Maturity Date” means January 1, 2009.

“Pappajohn” means John Pappajohn.

“Schaffer” means Derace Schaffer, M.D.

“WellCare Clean-Up Date” means the date Borrower demonstrates to Bank’s reasonable satisfaction that one hundred percent (100%) of the WellCare Accounts are aged less than ninety (90) days.

2.         References in the Loan Documents to the “Related Party Guarantors” shall include (i) Haelan Corporation, an Indiana corporation and wholly-owned Subsidiary of CareGuide, Inc., a Delaware corporation, the parent of Borrower; and (ii) CCS - Texas. All references in the Loan Documents to Professional Review Networks,

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Inc. (the “Terminated Guarantor”) hereby is omitted in its entirety; the Terminated Guarantor shall no longer be considered to be included within the definition of “Related Party Guarantors;” and the guaranty and third party security agreement, and the UCC Financing Statement filing in connection therewith, shall no longer be of any force or effect.

3.         All references in the Loan Documents to the “Investor Guarantors” shall, effective from and after October 1, 2007 (a) exclude Radius Venture Partners I, L.P.; and (b) include Pappajohn and Schaffer.

4.	New Section 2.1(b) hereby is added to the Agreement to read as follows:
“(b)	Advances Under Revolving Line B.

(i)        Amount. Subject to and upon the terms and conditions of this Agreement, including an audit of the Collateral the results of which must be satisfactory to Bank, (1) Borrower may request Advances under Revolving Line B in an aggregate outstanding amount not to exceed the lesser of (A) the Revolving Line B or (B) the Borrowing Base, and (2) amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time prior to the Revolving Line B Maturity Date, at which time all Advances under this Section 2.1(b) shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium.

(ii)            Form of Request. Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time (1:00 p.m. Pacific time for wire transfers), on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank’s discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(b) to Borrower’s deposit account.”

5.	Section 2.2 of the Agreement hereby is amended and restated in its entirety to read as follows:

“2.2        Overadvances. If the aggregate amount of the outstanding Advances under Revolving Line B exceeds the lesser of Revolving Line B or the Borrowing Base at any time, Borrower shall immediately pay to Bank, in cash, the amount of such excess.”

6.	New Section 2.3(a)(ii) hereby is added to the Agreement to read as follows:

“(ii)        Advances under Revolving Line B. Except as set forth in Section 2.3(b), the Advances under Revolving Line B shall bear interest, on the outstanding daily balance thereof, at a variable rate equal to two percent (2.00%) above the Prime Rate.”

7.	Section 2.5(c) hereby is added to the Agreement to read as follows:

“(c)        Unused Commitment Fee. A fee equal to one half of one percent (0.50%) per annum of the difference between the amount of the Revolving Line B and the average daily balance outstanding thereunder during the term hereof, paid quarterly in arrears, which shall be nonrefundable.”

8.	Section 5.4 of the Agreement hereby is amended and restated in its entirety to read as follows:

“5.4        Collateral. Borrower has rights in or the power to transfer the Collateral, and its title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except for Permitted Liens. All Collateral is located solely in states as to which Bank has a perfected security interest except for mobile personal property, including laptop computers, having an aggregate book value of not more than $50,000. The Eligible Accounts are bona fide existing obligations. The property or services giving rise to such Eligible Accounts

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has been delivered or rendered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account. Except as set forth in the Schedule and subject to Sections 6.7 and 6.8 of the Agreement, none of the Borrower’s cash is maintained or invested with a Person other than Bank or Bank’s Affiliates.”

9.	A new, unnumbered paragraph hereby is added to the end of Section 6.3 to read as follows:

“Within forty (40) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings by invoice date of accounts receivable and accounts payable.”

10.	New Section 6.13 hereby is added to the Agreement to read as follows:

“6.13      Minimum EBITDA. Borrower shall maintain a trailing six (6) month EBITDA, measured monthly, of at least the following amounts for the respective periods:

Six months ending:	EBITDA:
6/30/07	$(2,926,000)
7/31/07	$(3,591,000)
8/31/07	$(2,738,000)
9/30/07	$(2,221,000)
10/31/07	$(1,550,000)
11/30/07	$(1,065,000)
12/31/07	$(175,000)

Thereafter, minimum EBITDA shall be reset by Bank based upon Borrower’s plan for fiscal year 2008 (and thereafter) to be delivered by Borrower to Bank no later than thirty (30) days prior to the fiscal year end.”

11.       Notwithstanding Section 7.2, or any other provision of the Agreement to the contrary, Bank hereby consents to the change of Borrower’s fiscal year end to December 31.

12.	Exhibit C to the Agreement hereby is replaced in its entirety with Exhibit C attached hereto.
13.	Exhibit D hereby is added to the Agreement in the form of Exhibit D attached hereto.

14.       All references in the Loan Documents to Borrower’s (and Related Guarantors’ (other than Haelan’s)) address at 12301 NW 39th Street, Coral Springs, FL 33065, shall mean and refer to 4401 NW 124th Street, Coral Springs, FL 33065.

15.       No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

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16.       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

17.       Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

18.       As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)	this Amendment, duly executed by Borrower;

(b)        a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)        an Affirmation of Guaranty from the Investor Guarantors, duly executed by the parties thereto;

(d)        an Affirmation of Guaranty and Security Agreement from the Related Party Guarantors, duly executed by the parties thereto;

(e)        a Guaranty and Third Party Security Agreement, duly executed by CCS-Texas;

(f)        a Certificate of the Secretary of CCS-Texas with respect to incumbency and resolutions authorizing the execution and delivery of the Guaranty and Third Party Security Agreement to be executed by CCS-Texas;

(g)	a Guaranty from each of Pappajohn and Schaffer

(h)        Letters of Credit from each of Pappajohn and Schaffer, in the face amounts of their respective guaranties;

(i)        A certificate for the shares of stock of CCS-Texas owned by Borrower, together with an assignment separate from certificate with respect thereto, duly executed in blank by Borrower;

(j)        A renewal fee equal to $5,000, which may be debited from any of Borrower's accounts;

(k)        A facility fee equal to $15,000, which may be debited from any of Borrower's accounts;

(l)        all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and

(m)       such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

19.       This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CCS CONSOLIDATED, INC.

By: /s/Thomas L. Tran

Title: Chief Financial Officer

COMERICA BANK

By: /s/ Justin Swietlik

Title: Corporate Banking Officer

[Signature Page to Fifth Amendment to Loan & Security Agreement]

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EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK
FROM:	CCS CONSOLIDATED, INC.

The undersigned authorized officer of CCS CONSOLIDATED, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required financial documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Monthly financial statements	Monthly within 40 days		Yes	No
Annual (CPA Audited) financial statements	FYE within 150 days		Yes	No
10K; 10Q	FYE within 90 days; QE within 45 days		Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 40 days		Yes	No
Total amount of Borrower’s cash and investments	Amount: $________		Yes	No
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $________		Yes	No

Financial Covenant	Required	Actual	Complies

Minimum Trailing 6-month EBITDA	*	_____________	Yes	No

* See Annex I attached hereto

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE
Compliance Status			Yes	No

DATE

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ANNEX I

(To Compliance Certificate)

Six months ending:	EBITDA:
6/30/07	$(2,926,000)
7/31/07	$(3,591,000)
8/31/07	$(2,738,000)
9/30/07	$(2,221,000)
10/31/07	$(1,550,000)
11/30/07	$(1,065,000)
12/31/07	$(175,000)

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EXHIBIT D

BORROWING BASE CERTIFICATE

Borrower: CCS CONSOLIDATED, INC. Lender: Comerica Bank Commitment Amount: $1,000,000
ACCOUNTS RECEIVABLE
1. Accounts Receivable Book Value as of ___		$___________
2. Additions (please explain on reverse)		$___________
3. TOTAL ACCOUNTS RECEIVABLE		$___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4. Amounts over 90 days due	$___________
5. Balance of 25% over 90 day accounts	$___________
6. Concentration Limits
7. Foreign Accounts	$___________
8. Governmental Accounts	$___________
9. Contra Accounts	$___________
10. Demo Accounts	$___________
11. Intercompany/Employee Accounts	$___________
12. Other (please explain on reverse)	$___________
13. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$___________
14. Eligible Accounts (#3 minus #13)		$___________
15. LOAN VALUE OF ACCOUNTS (60% of #14 up to WellCare Clean-Up Date and 75% of #14 thereafter)		$___________

BALANCES
16. Maximum Loan Amount		$1,000,000
17. Total Funds Available [Lesser of #16 or #15]		$___________
18. Present balance owing on Line of Credit		$___________
19. RESERVE POSITION (#17 minus #18)		$___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

CCS CONSOLIDATED, INC.

By:
Authorized Signer

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Corporation Resolutions and Incumbency Certification Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of CCS CONSOLIDATED, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.         Any one (1) of the following __________________________ (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)        Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of October 9, 2002, as may subsequently be amended from time to time, including but not limited to that certain Fifth Amendment to Loan and Security Agreement dated as of September 24, 2007.

(b)        Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)        Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)        Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue a warrant or warrants to purchase the Corporation's capital stock; and

(f)        Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2.         Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.         Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.         These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

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5.         Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.         The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any material agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on September 24, 2007.

Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

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COMERICA BANK

Member FDIC

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

(Revolving Line B)

Name(s): CCS CONSOLIDATED, INC. Date: September 24, 2007

$1,000,000	credited to deposit account No. 1892-029248 when Advances are requested by Borrower

Amounts paid to others on your behalf:
$	to Comerica Bank for Loan Fee
$	to Comerica Bank for Document Fee
$	to Comerica Bank for accounts receivable audit (estimate)
$	to Bank counsel fees and expenses
$	to _______________
$	to _______________
$1,000,000	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

Signature	Signature

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AGREEMENT TO PROVIDE INSURANCE

TO:	COMERICA BANK	Date: September 24, 2007

attn: Deni M. Snider, MC 4770

75 E. Trimble Road
San Jose, CA 95131	Borrower: CCS CONSOLIDATED, INC.

In consideration of a loan in the amount of $9,000,000, secured by all tangible personal property including inventory and equipment.

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Comerica Bank as lender’s loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

I/We understand that the policy must contain:

7.	Fire and extended coverage in an amount sufficient to cover:

The amount of the loan, OR

All existing encumbrances, whichever is greater,

But not in excess of the replacement value of the improvements on the real property.

8.         Lender’s “Loss Payable” Endorsement Form 438 BFU in favor of Comerica Bank, or any other form acceptable to Bank.

INSURANCE INFORMATION

Insurance Co./Agent	Telephone No.:

Agent’s Address:

Signature of Obligor: ____________________________________________
Signature of Obligor: ____________________________________________

FOR BANK USE ONLY
INSURANCE VERIFICATION: Date:
Person Spoken to:
Policy Number:
Effective From: To:
Verified by:

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COMERICA BANK
Member FDIC	AUTOMATIC DEBIT AUTHORIZATION

To: Comerica Bank

Re: Loan # ___________________________________

You are hereby authorized and instructed to charge account No.1892-029248 in the name of CCS CONSOLIDATED, INC.
for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

Ý Debit each interest payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.
Ý Debit each principal payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.
Ý Debit each payment for Bank Expenses as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.
This Authorization is to remain in full force and effect until revoked in writing.

Borrower Signature	Date
September 24, 2007
September 24, 2007

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